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                                                                   EXHIBIT 10.75

                 AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

      THIS AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of December 21, 2004, by and among LIBBEY GLASS INC., a Delaware corporation (the "US Borrower"), LIBBEY EUROPE B.V., a company organized and existing under the laws of the Netherlands (the "Dutch Borrower", and together with the US Borrower, the "Borrowers"), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Swing Line Lender and an L/C Issuer.

                                  W1TNESSETH:

      WHEREAS, the Administrative Agent, the lenders party thereto (collectively, the "Lenders" and individually, a "Lender") and the Borrowers have entered into that certain Credit Agreement dated as of June 24, 2004 (as hereby and from time to time amended, restated, supplemented, modified or replaced, the "Credit Agreement"; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have agreed to make and have made available to the Borrowers a revolving credit facility in an aggregate principal amount of $250,000,000; and

      WHEREAS, the Borrowers have requested that certain terms of the Credit Agreement be amended in the manner set forth herein, and that certain covenants under the Credit Agreement be waived, and the Administrative Agent and the Lenders, subject to the terms and conditions contained herein, have agreed to such amendment, to be effective as of the date hereof; and

      WHEREAS, the Borrowers, the Administrative Agent and the Lenders acknowledge that the terms of this Amendment Agreement constitute an amendment and modification of, and not a novation of, the Credit Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

      1. Definitions. The term "Credit Agreement" or "Agreement" (as the case may be) as used herein, in the Credit Agreement and in the other Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified replaced or supplemented from time to time as permitted thereby.

      2. Amendments to and Restatements of Terms of the Credit Agreement. Subject to the conditions hereof and upon satisfaction of the terms set forth in
Section 6, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

            (a) THE DEFINITION OF "OFFSHORE CURRENCY SUBLIMIT" IN SECTION 1.01 OF THE CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS
      FOLLOWS:

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                  "Offshore Currency Sublimit" means an amount equal to the
            lesser of (a) the combined Revolving Loan Commitments and (b) $125,000,000. The Offshore Currency Sublimit is a part of, and not in addition to, the Revolving Loan Commitments.

            (b) THE FINANCIAL COVENANT IN SECTION 7.14(A) OF THE CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

                  (a) Leverage Ratio. Permit the Leverage Ratio at any time to be greater than (i) from the Effective Date through and including September 30, 2004, 3.50 to 1.00; (ii) from October 1, 2004 through and including June 29 2005, 3.75 to 1.00; (iii) from June 30, 2005 through and including March 30, 2006, 3.50 to 1.00; and (iv) from March 31, 2006 and continuing thereafter, 3.25 to 1.00.

      3. Waiver. Effective as of the date hereof, the Administrative Agent and the Lenders hereby waive, solely in connection with the Acquisition of Crisal-Cristalaria Automatica, S.A., the requirement pursuant to Section 7.02(i)(iii) of the Credit Agreement that the US Borrower provide the Administrative Agent and the Lenders with a certificate at least five days prior to the consummation of such Acquisition evidencing that, after giving effect to such Acquisition, the US Borrower is in compliance with Section 7.14(a) and (b) (as determined on a Pro Forma Basis as of the last day of the preceding fiscal quarter). This waiver shall be a one-time waiver and shall in no way serve to waive any obligations of the Borrowers other than as expressly set forth above.

      4. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, each Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

      5. Representations and Warranties. The US Borrower hereby certifies that after giving effect to this Amendment Agreement:

            (a) The representations and warranties of the US Borrower contained in Article V of the Credit Agreement, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of the US Borrower contained in Article V of the Credit Agreement, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;

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            (b) Each Borrower has the power and authority to execute and perform this Amendment Agreement and has taken all action required for the lawful execution, delivery and performance thereof; and

            (c) No Default or Event of Default exists.

      6. Conditions to Effectiveness. This Amendment Agreement shall not be effective until the Administrative Agent has received to its reasonable satisfaction each of the following:

            (a) four (4) counterparts of this Amendment Agreement executed by the Borrowers, the Administrative Agent and the Required Lenders;

            (b) payment of (i) all reasonable out of pocket fees and expenses of counsel to the Administrative Agent incurred in connection with the execution and delivery of this Amendment Agreement to the extent invoiced prior to the date hereof; (ii) an upfront fee to each Lender executing this Amendment by 5:00 p.m. (New York, New York time) on December 17, 2004, such upfront fee for each such Lender's own account, equal to five basis points (5 "bps") multiplied by each such Lender's pro-rata portion of the Commitments immediately prior to the effective date of this Amendment Agreement; and (iii) all other fees agreed to be paid;

            (c) an executed copy of an amendment to the US Borrower's note purchase agreement and the related guaranty agreement by Libbey Inc., each dated as of March 31, 2003 and entered into with institutional investors covering the issuance of the US Borrower's senior notes maturing on March 31, 2008, March 31, 2010 and March 31, 2013, in form and substance satisfactory to the Administrative Agent; and

            (d) such other documents, instruments and certificates as reasonably requested by the Agent.

      Upon the satisfaction of the conditions set forth in this Section 6, the Amendment Agreement shall be effective as of the date hereof.

      7. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

      9. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

      10. No Novation. This Amendment Agreement is given as an amendment and modification of, and not as a payment of, the Obligations of each Borrower under the Credit Agreement and is not intended to constitute a novation of the Credit Agreement. All of the

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indebtedness, liabilities and obligations owing by each Borrower under the
Credit Agreement shall continue.

      11. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Lenders and the Administrative Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrowers, without the prior consent of the Administrative Agent, may not assign any rights, powers, duties or obligations hereunder.

      12. Expenses. Without limiting the provisions of Section 10.04 of the Credit Agreement, the Borrowers agree to pay all reasonable out of pocket costs and expenses (including without limitation reasonable legal fees and expenses) incurred before or after the date hereof by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment Agreement.

                            [SIGNATURE PAGES FOLLOW.]

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Waiver to Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                     BORROWERS:

                                     LIBBEY GLASS INC.

                                     By: /s/ Kenneth A. Boerger
                                         ------------------------
                                     Name: Kenneth A. Boerger
                                     Title:  Vice President and Treasurer

                                     LIBBEY EUROPE B.V.

                                     By: /s/ Kenneth G. Wilkes
                                         ------------------------
                                     Name: Kenneth G. Wilkes
                                     Title: Director

                                     By : ________________________
                                     Name: _______________________
                                     Title: ______________________

                                 Signature Page

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Waiver to Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                     BORROWERS:

                                     LIBBEY GLASS INC.

                                     By: ___________________________
                                     Name: _________________________
                                     Title: ________________________

                                     LIBBEY EUROPE B.V.

                                     By: ___________________________
                                     Name: _________________________
                                     Title: ________________________

                                     By : /s/ P. T. Buch
                                          --------------------------
                                     Name: P. T. BUCH
                                     Title: Managing Director

                                 Signature Page

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                                     BANK OF AMERICA, N.A., as Administrative
                                     Agent

                                     By: /s/ Cayce McCain
                                         ----------------
                                     Name: Cayce McCain
                                     Title: Assistant Vice President

                                 Signature Page

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                                     BANK OF AMERICA, N.A., as a Lender, Swing
                                     Line Lender and an L/C Issuer

                                     By: /s/ Thomas R. Durham
                                         --------------------
                                     Name: Thomas R. Durham
                                     Title: Senior Vice President

                                 Signature Page

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                                     THE BANK OF NEW YORK, as a Lender

                                     By: /s/ Kenneth R. McDonnell
                                         ------------------------
                                     Name: Kenneth R. McDonnell
                                     Title: Vice President.

                                 Signature Page

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                                     THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                     CHICAGO BRANCH, AS A LENDER

                                     By: /s/ Shinichiro Munechika
                                         ------------------------
                                     Name: Shinichiro Munechika
                                     Title: Deputy General Manager

                                 Signature Page

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                                     PNC BANK NATIONAL ASSOCIATION, as a
                                     Lender

                                     By: /s/ Louis K. McLinden
                                         ---------------------
                                     Name: Louis K. McLinden
                                     Title: Vice President

                                 Signature Page

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                                     THE BANK OF NOVA SCOTIA, as a Lender

                                     By:   /s/ N. Bell
                                           -----------------------
                                     Name:  N. BELL.
                                     Title: Senior Manager

                                 Signature Page

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                                     CITIZENS BANK OF PENNSYLVANIA, as a
                                     Lender

                                     By: /s/ Clifford A. Mull
                                         --------------------
                                     Name: Clifford A. Mull
                                     Title: Vice President

                                 Signature Page

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                                     CREDIT INDUSTRIEL ET COMMERCIAL, as
                                     a Lender

                                     By: /s/ Eric Dulot
                                         --------------
                                     Name: Eric Dulot
                                     Title: Vice President

                                     BY: /s/ Albert M. Calo
                                         ------------------
                                     Name: Albert M. Calo
                                     Title: Vice President

                                 Signature Page

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                                     CALYON NEW YORK BRANCH, as a Lender

                                     By: /s/ LEE E. Greve
                                         ----------------
                                     Name: LEE E. GREVE
                                     TITLE: MANAGING DIRECTOR

                                     By: /s/ Joseph A. Philbin
                                         ---------------------
                                     Name: JOSEPH A. PHILBIN
                                     Title: Director

                                 Signature Page

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                                     FIFTH THIRD BANK, as a Lender

                                     By: /s/ Michael R. Miller
                                         ---------------------
                                     Name: Michael R. Miller
                                     Title: Executive Vice President

                                 Signature Page

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                                     JPMORGAN CHASE BANK, as a Lender

                                     By: /s/ Steven P. Sullivan
                                         ----------------------
                                     Name: Steven P. Sullivan
                                     Title: Director

                                 Signature Page

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                                     NATIONAL CITY BANK, as a Lender

                                     By: /s/ Thomas E. Redmond
                                         ---------------------
                                     Name: Thomas E. Redmond
                                     Title: Senior Vice President

                                 Signature Page

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                                     THE NORTHERN TRUST COMPANY,  as a
                                     Lender

                                     By: /s/ Ashish S. Bhagwat
                                         ---------------------
                                     Name: Ashish S. Bhagwat
                                     Title: Vice-President

                                 Signature Page

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                                     STANDARD FEDERAL BANK N.A., as a
                                     Lender

                                     By: /s/ Chris Thomson
                                         -----------------
                                     Name: Chris Thomson
                                     Title: V.P.

                                 Signature Page

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